Exhibit 10

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("the Agreement"), dated as of the 28th day of October, 2005, by and between Kevcorp Services, Inc., a Nevada corporation ("Kevcorp") and American Hyperbaric, Inc., a Florida corporation ("AHI") and the shareholders of AHI ("Shareholders"), with reference to the following:

 A.   Kevcorp is a Nevada corporation organized on July 2, 1986.  Kevcorp has authorized capital stock of 300,000,000 shares, $.001 par value, of which 25,296,050 shares are issued and outstanding.

B.   AHI is a privately held corporation organized under the laws of the State of Florida on May 25, 2005.  AHI has authorized capital stock of 100,000,000 shares, $.001 par value, of which 14,100,000 shares are issued and outstanding.

C.  The respective Boards of Directors of Kevcorp and AHI have deemed it advisable and in the best interests of Kevcorp and AHI that AHI be acquired by Kevcorp, pursuant to the terms and conditions set forth in this Agreement.

D.   Kevcorp and AHI propose to enter into this Agreement which provides among other things that all of the outstanding shares of AHI be acquired by Kevcorp, in exchange for 141,000,00 shares of Kevcorp and such additional items as more fully described in the Agreement.

E.   The parties desire the transaction to qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

THE ACQUISITION

1.01  At the Closing, a total of 14,100,000 common shares, which represents all of the  outstanding shares of AHI shall be acquired by Kevcorp in exchange for 141,000,000 restricted  common shares of Kevcorp (the “Shares”).  The Shares of Kevcorp to be issued in this transaction shall be issued as set forth in Exhibit A to this Agreement.

1.02   At the Closing, the AHI shareholders will deliver certificates for the outstanding shares of AHI, duly endorsed so as to make Kevcorp the sole holder thereof, free and clear of all claims and encumbrances and Kevcorp shall deliver a transmittal letter directed to the transfer agent of Kevcorp directing the issuance of the Shares to the shareholders of AHI as set forth on Exhibit A of this Agreement.

1.03  Following the reorganization and cancellation of 16,296,050 currently issued and outstanding shares, there will be a total of 150,000,000 shares, $.001 par value, issued and outstanding in Kevcorp.

1.04  Following the reorganization, AHI will be a wholly owned subsidiary of Kevcorp.

1.05  Kevcorp shall pay all liabilities incurred prior to closing.

ARTICLE 2

THE CLOSING

2.01  The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at 1328 East 600 North, Bountiful, UT  84010 on or before December 1, 2005,  (the "Closing Date") or at such other place or date and time as may be agreed to in  writing  by the parties hereto.

2.02  The following conditions are a part of this Agreement and must be completed on the Closing Date, or such other date specified by the parties:

(a)  Certain shareholders agree to cancel 16,296,050 shares of common stock of Kevcorp in exchange in for $425,000 resulting in issued and outstanding shares of Kevcorp being 150,000,000 shares;

(b)  Post closing, Kevcorp shall obtain shareholder approval to effect a  reverse split of issued and outstanding shares of no greater than 10 to 1 with no shareholder being reversed to less than a round lot of 100 shares;

(c)  Post closing, Kevcorp shall obtain shareholder approval to amend its Articles of Incorporation to change the name of the Company to American Hyberbaric, Inc. or such similar name as is available in the State of Nevada;

(d)  Dr. Phil Forman,   John DeNobile, and Dr. John Capotorto will be appointed to, and shall be the sole members of, the Board of Directors of Kevcorp.   Kevin Kirch shall resign as a director of Kevcorp

(e)  Kevin Kirch, who is currently the sole officer, will resign as an officer of Kevcorp and John DeNobile will be appointed as President, Secretary and Treasurer of Kevcorp.

(f)  At closing, until their shares are eligible for resale under Rule 144 of the Securiteis Act of 1933, as amended, the existing shareholders of Kevcorp shall have registration rights for up to 100,000 of their shares should the Company, at any time in the future, file a registration statement (other than a registration statement on Form S-8 or S-4)  with the Securities and Exchange Commission.

2.03

Upon completion of the above conditions, Kevcorp shall have approximately 150,000,000 shares of common stock issued and outstanding.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF KEVCORP SERVICES, INC.

Kevcorp hereby represents and warrants to AHI as follows:

3.01   Kevcorp shall deliver to AHI, on or before Closing, each of the following:

(a)  Financial Statements.  Audited financial statements of Kevcorp including, but not limited to, balance sheets and profit and loss statements from the fiscal years end 2004 and 2005, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of Kevcorp at the dates thereof.   (Schedule A)

(b)  Property.  An accurate list and description of all property, real or personal, owned by Kevcorp of a value equal to or greater than $1,000.00.  (Schedule B.)

(c)  Liens and Liabilities.  A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets listed on Schedule A.  (Schedule C.)  A complete and accurate list of all debts, liabilities and obligations of Kevcorp incurred or owing as of the date of this Agreement.  (Schedule C.1.)

(d)  Leases and Contracts.  A complete and accurate list describing all material terms of each lease (whether of real or personal property) and each contract, promissory note,  mortgage, license, franchise, or other written agreement to which Kevcorp is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by Kevcorp  (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay same) of $1,000.00 or more annually during the twelve-month period ended June 30, 2005, or any consecutive twelve-month period thereafter, except any of said  instruments which terminate or are cancelable without penalty during such twelve-month period.  (Schedule D.)

(e)  Loan Agreements.  Complete and accurate copies of all loan agreements and other documents with respect to obligations of Kevcorp for the repayment of borrowed  money.  (Schedule E.)

(f)  Consents Required.  A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default thereunder;  or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default thereunder.   (Schedule F.)

(g)  Articles and Bylaws.  Complete and accurate copies of the Certificate and Articles of Incorporation and Bylaws of Kevcorp  together with all amendments thereto to the date hereof.  (Schedule G.)

(h)  Shareholders.  A complete list of all persons or entities holding capital stock of Kevcorp (as certified by Kevcorp’s transfer agent) or any rights to subscribe for, acquire, or receive shares of the capital stock of Kevcorp (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements.  (Schedule H.)

(i)   Officers and Directors.  A complete and current list of all Officers and Directors of Kevcorp, each of whom shall resign effective as of the Closing Date.  (Schedule I.)

(j)  Salary Schedule.  A complete and accurate list (in all material respects) of the names and the current salary rate for each present employee of Kevcorp who received $1,000.00 or more in aggregate compensation from Kevcorp whether in salary, bonus or otherwise, during the year 2005, or who is presently scheduled to receive from Kevcorp a salary in excess of $1,000.00 during the year ending June 30, 2006, including in each case the amount of compensation received or scheduled to be received, and a schedule of the hourly rates of all other employees listed according to departments.  All such employees are “at will” employees of Kevcorp. (Schedule J.)

(k)  Litigation.  A complete and accurate list (in all material respects) of all material  civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of Kevcorp  threatened, which may materially and adversely affect Kevcorp.  (Schedule K.)

(l)   Tax Returns.  Accurate copies of all Federal and State tax returns for Kevcorp for the last fiscal year.  (Schedule L.)

(m)  Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by Kevcorp under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local) during the last fiscal year.  (Schedule M.)

(n)  Banks.  A true and complete list (in all material  respects), as of the date of this Agreement, showing (1) the name of each bank in which Kevcorp has an account or safe  deposit box, and (2) the names and addresses of all signatories.  (Schedule N.)

(o)  Jurisdictions Where Qualified.  A list of all jurisdictions wherein Kevcorp is qualified to do business and is in good standing.  (Schedule O.)

(p)  Subsidiaries.   A complete list of all subsidiaries of Kevcorp.  (Schedule  P.)   The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations,  partnerships, joint ventures, or similar entities in which KEVCORP has an interest, direct or indirect.

(q)  Union Matters.  An accurate list and description (in all material respects) of all union contracts and collective bargaining agreements of Kevcorp, if any.  (Schedule Q.)

(r)  Employee and Consultant Contracts.  A complete and accurate list of all employee and consultant contracts which Kevcorp may have, other than those listed in the schedule  on Union Matters.  (Schedule R.)

(s)  Employee Benefit Plans.  Complete and accurate copies of all salary, stock options, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of Kevcorp in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto.  (Schedule S.)

(t)  Insurance Policies.  A complete and accurate list (in all material respects) and a description of all material insurance policies naming Kevcorp as an insured or beneficiary or  as a loss payable payee or for which Kevcorp has paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by Kevcorp regarding possible claims thereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming Kevcorp as beneficiary covering the business activities of Kevcorp.  (Schedule T.)

(u)  Customers.  A complete and accurate list (in all material respects) of the customers of Kevcorp, including presently effective contracts of Kevcorp to be assigned to Kevcorp, accounting for the principle revenues of Kevcorp, indicating the dollar amounts of gross income of each such customer for the period ended June 30, 2005.  (Schedule U.)

(v)  Licenses and Permits.  A complete list of all licenses, permits and other  authorizations of Kevcorp.   (Schedule V.)

3.02  Organization, Standing and Power.   Kevcorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite corporate power to own or lease its properties and carry on its businesses as are now being conducted.

3.03  Qualification.  Kevcorp is duly qualified and is licensed as a foreign corporation authorized to do business in each jurisdiction wherein it conducts its business operations.  Such jurisdictions,  which are the only jurisdictions in which Kevcorp is duly qualified and licensed as a foreign corporation, are shown in Schedule O.

3.04  Capitalization of Kevcorp.  The authorized capital stock of Kevcorp consists of 300,000,000 shares of Common Stock, $.001 par value, of which the only shares issued and outstanding are 25,296,050  issued to  shareholders  listed  on Schedule H, which shares were duly authorized, validly issued and fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Act”) and any relevant state securities laws or pursuant to valid exemptions therefrom..  There are no preemptive rights with respect to the Kevcorp stock.  There is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of Kevcorp.

3.05  Authority.  The execution and delivery of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary corporate actions, including but not limited to duly and validly authorized action and approval by the Board of Directors, on the part of Kevcorp.  This Agreement constitutes the valid and binding obligation of Kevcorp enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance.  This Agreement has been duly executed by Kevcorp and the execution and delivery of this Agreement and the consummation of  the transactions contemplated by this Agreement shall not result in any breach of any terms or provisions of Kevcorp's Certificate and Articles of Incorporation or Bylaws or of any other agreement, court order or instrument to which Kevcorp is a party or bound by.

3.06  Absence of Undisclosed Liabilities.  Kevcorp has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule A or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.  As of the Closing, Kevcorp shall have no assets or liabilities other than those resulting from the acquisition of AHI.

3.07  Absence of Changes.  Since June 30, 2005 there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Kevcorp, except for changes resulting from completion of those transactions described in Section 2.02(e) and  Section 5.01

3.08  Tax Matters.  All taxes and other assessments and levies which Kevcorp is required by law to withhold or to collect have been duly withheld and collected, and have been paid over  to the proper government authorities or are held by Kevcorp in separate bank accounts for such  payment or are represented by depository receipts, and all such withholdings and collections and all other payments due in connection therewith (including, without limitation, employment taxes, both the employee's and employer's share) have been paid  over to the government or placed in a separate and segregated bank account for such purpose.  There are no known deficiencies in income taxes for any periods and further, the representations and warranties as to absence of undisclosed liabilities contained  in Section  3.06 includes any and all tax liabilities of whatsoever kind or nature (including, without  limitation,  all  federal, state, local and foreign income, profit, franchise, sales, use and property taxes) due or to become due, incurred in respect of or measured by Kevcorp income or business prior to the Closing Date.

3.09  Options, Warrants, etc.  Except as otherwise described in Schedule H, there are no outstanding options, warrants, calls, commitments or agreements of any character to which Kevcorp or its  shareholders  are a party or by which Kevcorp or its shareholders are bound, or are a party, calling for the  issuance of  shares  of  capital stock of Kevcorp or any securities representing the right to purchase or otherwise receive any such capital stock of Kevcorp.

3.10  Title to Assets.  Except for liens set forth in Schedule C, Kevcorp is the sole unconditional owner of, with good and marketable title to, all assets listed in the schedules as owned by it and all other property and assets are free and clear of all mortgages, liens, pledges, charges or  encumbrances of any nature whatsoever.

3.11  Agreements in Force and Effect.  Except as set forth in Schedules D and E, all material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which Kevcorp is a party are valid and in full force and effect on the date hereof, and Kevcorp has not breached any material provision of, and is not in default in any material respect under the terms of, any  such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of Kevcorp.

3.12  Legal Proceedings, Etc. Except as set forth in Schedule K, there are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of either Kevcorp or the shareholders thereof, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties,  business  or  income of  Kevcorp.  Kevcorp has substantially complied with, and is not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to its businesses.

3.13  Governmental  Regulation.  To the knowledge of Kevcorp and except as set forth in Schedule K, Kevcorp is not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of Kevcorp.

3.14  Brokers and Finders.   Kevcorp shall be solely responsible for payment to any broker or finder retained by Kevcorp for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated herein. Kevcorp has not agreed to pay any fees or commissions to any party.

3.15  Accuracy of Information.  No representation or warranty by Kevcorp contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to AHI pursuant hereto or in connection with the transactions contemplated hereby (including without limitation all Schedules and exhibits hereto) contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

3.16  Subsidiaries.  Except as listed in Schedule P, Kevcorp does not have any other subsidiaries or own capital stock of any other corporation.

3.17  Consents.  Except as listed in Schedule F, no consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by Kevcorp or any shareholder thereof in connection with the consummation of the transactions contemplated hereby.

3.18  Improper Payments.  Neither Kevcorp, nor any person acting on behalf of Kevcorp has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of Kevcorp (b) any customer, supplier or competitor of Kevcorp or employee of such customer, supplier or competitor, for the purpose of obtaining, retaining or  directing business for Kevcorp or (c) any political party or any candidate for elective political office nor has any fund or other asset of Kevcorp been maintained that was not fully and accurately recorded on the books of account of Kevcorp.

3.19  Copies of Documents.  Kevcorp has made available for inspection and copying by AHI and  its   duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which it has filed with the Securities and Exchange Commission and all  other  governmental agencies which are material to the terms and conditions contained in this Agreement.  Furthermore, all filings by Kevcorp with the Securities and Exchange Commission, and all other governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct, to the best knowledge of the Board of Directors of Kevcorp, in all material respects and did not contain any untrue statement of a material fact or omit to state any material  fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of Kevcorp or adversely effect the objectives of this Agreement with respect to AHI including, but not limited to, the issuance and subsequent trading of the shares of common stock of Kevcorp to be received hereby, subject to compliance by the shareholders of AHI with applicable law.

3.20  Valid Issuance of Securities.  The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.21  Related Party Transactions.  No employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them.  No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF

AMERICAN HYPERBARIC, INC.

AHI  hereby represents and warrants to Kevcorp as follows:

4.01  AHI  shall deliver to Kevcorp, on or before Closing, the following:

(a)  Financial Statements.  Audited financial statements of AHI including, but not limited to, balance sheets and profit and loss statements from the fiscal years end 2004 and 2005, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of AHI at the dates thereof.   (Schedule AA)

(b)  Property.  An accurate list and  description  of  all property, real or personal owned by AHI of a value equal to or greater than $1,000.00.  (Schedule BB)

(c)  Liens and Liabilities.  A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any of the assets  listed on Schedule AA.  (Schedule CC.)  A complete and accurate list of all debts, liabilities and obligations of AHI incurred or owing as of the date of this Agreement.  (Schedule CC.1.)

(d)  Leases and Contracts.  A complete  and  accurate  list describing all material terms of material leases (whether of real or personal property) and each contract,  promissory  note, mortgage, license, franchise, or other written agreement to which AHI is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by AHI  (whether  by  the  terms  of such lease, contract,  promissory  note,  license,  franchise  or  other  written  agreement or  as  a  result  of  a  guarantee  of the payment of or indemnity against the failure  to  pay  same) of $1,000.00 or more annually during the twelve-month period ended December 31, 2004 or any  consecutive twelve-month period thereafter, except any of said instruments which terminate or are cancelable without penalty during such twelve-month period.  (Schedule DD.)

(e)  Loan Agreements.  Complete and accurate copies of all loan agreements and  other documents with respect to obligations of AHI for the repayment of  borrowed   money.  (Schedule EE.)

(f)    Consents  Required.   A  complete  list  of  all  agreements wherein consent to the transaction herein contemplated  is required to avoid a default thereunder; or where notice of such transaction  is  required at or subsequent to closing,  or  where consent  to  an  acquisition, consolidation, or sale  of  all  or  substantially  all of the assets is required to avoid  a  default thereunder.  (Schedule FF.)

(g)  Articles and Bylaws.  Complete and accurate copies of the Articles of Incorporation and  Bylaws  of  AHI,  together  with all amendments thereto to the  date  hereof. (Schedule GG.)

(h)   Shareholders.  A complete list of all persons  or  entities holding capital stock of AHI  or any rights to  subscribe for,  acquire,  or  receive shares of the capital  stock  of  AHI  (whether warrants, calls, options, or conversion  rights),  including  copies of all stock option plans whether qualified  or  nonqualified, and other similar agreements.  (Schedule HH.)

(i)   Officers and Directors.  A complete  and  current  list of all officers and Directors of AHI.  (Schedule II.)

(j)  Salary Schedule.  A complete and accurate list (in  all  material respects) of the names and the current salary  rate  or  each present employee of AHI who received $1,000 or  more  in aggregate  compensation  from  AHI whether in  salary,  bonus  or otherwise, during the year 2004, or who is presently scheduled to receive from AHI a salary in excess of $1,000.00 during the year ending December 31, 2005,  including in each  case  the  amount  of  compensation received or scheduled to be received, and a schedule of  the hourly rates of all other employees listed  according  to departments.  (Schedule JJ.)

(k)  Litigation.  A complete and accurate list (in all material respects)  of   all   material   civil,    criminal, administrative,   arbitration  or  other  such   proceedings   or   investigations   (including  without  limitations  unfair   labor  practice  matters, labor organization  activities,  environmental matters and civil rights violations) pending or, to the knowledge of AHI  threatened, which may materially and adversely affect AHI. (Schedule KK.)

(l)   Tax Returns.  Accurate copies of all Federal  and  State tax returns for AHI, if any.  (Schedule LL.)

(m)  Agency Reports.  Copies of all material reports or  filings (and a list of the categories of reports or filings  made on  a regular basis) made by AHI  under ERISA, EEOC, FDA  and  all other governmental agencies (federal, state or local).  (Schedule MM.)

(n)  A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which AHI has an account or safe deposit box, and (2) the names and addresses of all signatories.  (Schedule NN.)

(o)  Jurisdictions Where Qualified. A  list  of  all jurisdictions wherein AHI  is qualified to do business and is in good standing.  (Schedule OO.)

(p)  Subsidiaries.  A complete list of all subsidiaries of AHI.  (Schedule PP.)  The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships,  joint ventures, or similar entities in  which  AHI  has an interest, direct or indirect.

(q)  Union Matters.  An accurate list and description (in all material respects of union contracts and collective bargaining agreements of AHI, if any.  (Schedule QQ.)

(r)  Employee and Consultant Contracts.  A complete and accurate list of all employee and consultant contracts which  AHI may have, other than those listed in the schedule  on  Union Matters.  (Schedule RR.)

(s)    Employee Benefit Plans.  Complete  and  accurate copies of all  salary,  stock option,   bonus, incentive compensation, deferred compensation, profit sharing,  retirement,  pension,  group  insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of AHI in  effect on the date hereof or to become effective after the date thereof, together  with copies of any determination letters issued by  the Internal Revenue Service with respect thereto.  (Schedule SS.)

(t)  Insurance Policies.  A complete and accurate  list (in  all  material  respects) and description  of  all  material  insurance policies naming AHI  as an insured or beneficiary or as a loss payable payee or for which AHI  has paid all or part of the  premium  in  force on the date hereof, specifying any notice or other information possessed by AHI  regarding  possible  claims thereunder, cancellation thereof or premium  increases  thereon, including  any policies now in effect naming AHI  as  beneficiary covering the business activities of AHI.  (Schedule TT.)

(u)   Customers.  A complete and accurate list (in  all  material  respects)  of  the  customers  of  AHI,  including  all presently  effective  contracts  of AHI  to be  assigned  to  AHI, accounting  for  the principle revenues of  AHI,  indicating  the dollar  amounts of gross revenues of each such customer  for  the  period ended as of a recent date.  (Schedule UU.)

(v)  Licenses and Permits.  A complete  list  of  all  licenses,  permits  and other authorizations of AHI.    (Schedule VV.)

4.02  Organization,  Standing  and  Power.  AHI  is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate  power to own or lease its properties and carry on  its business as is now being conducted.

4.03  Qualification.  AHI is duly qualified and licensed as a foreign corporation  authorized to do business in each jurisdiction wherein it conducts business operations.    Such jurisdictions, which are the only jurisdictions in which AHI is duly qualified and licensed as a foreign corporation, is shown in Schedule OO.

4.04  Capitalization of AHI.  The authorized capital  stock of AHI  consists of 100,000,000 shares of Common Stock, par value $.001 per share, of which the only shares issued and outstanding are 14,100,000 shares issued to the shareholders listed on Schedule HH, which shares were duly authorized, validly issued and fully paid and nonassessable.  There are no preemptive rights with respect to the AHI  stock.

4.05  Authority. The execution and delivery of this Agreement and consummation of  the transactions contemplated herein have been duly authorized by all necessary corporate action, including but not limited to duly and validly authorized action and  approval by the Board of Directors, on the part of  AHI.  This Agreement constitutes the valid and binding obligation of  AHI , enforceable against it in accordance with its terms, subject to the principles of equity applicable to the availability of the remedy of specific performance.  This Agreement has been duly executed by AHI  and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this  Agreement shall not result in any breach of any terms or provisions of AHI 's Articles of Incorporation or Bylaws or  of  any other agreement, court order or instrument to which AHI  is a party or bound.

4.06  Absence of Undisclosed Liabilities.  AHI  has no material liabilities of any nature, whether  fixed, absolute, contingent or accrued, which were not reflected on the financial statements set forth in Schedule AA or otherwise disclosed in this Agreement or any of the Schedules or Exhibits attached hereto.

4.07  Absence of Changes.  Since inception,  there has not been any material adverse change in the condition (financial  or  otherwise),  assets, liabilities, earnings or business of AHI , except for  changes resulting from completion of those  transactions  described  in Section  5.02.

4.08  Tax Matters.  All taxes and  other  assessments  and  levies  which  AHI  is required by law to withhold or  to  collect  have been duly withheld and collected, and have been paid over to the proper government authorities or are held by AHI  in  separate  bank  accounts for such payment or are represented by  depository  receipts, and all such withholdings and collections and all other payments   due  in  connection  therewith   (including,   without  limitation, employment taxes, both the employee's and  employer's  share)  have  been  paid over to the government or  placed  in  a separate and segregated bank account for such purpose.  There are no known deficiencies in income taxes  for  any  periods  and further,  the  representations and warranties as  to  absence  of undisclosed  liabilities contained in Section 4.06  includes  any  and all tax liabilities of whatsoever kind or nature  (including,  without limitation, all federal, state, local and foreign income, profit,  franchise,  sales,  use and property taxes)  due  or  to  become  due, incurred in respect of or measured by AHI  income  or  business prior to the Closing Date.

4.09  Options, Warrants, etc.  Except as otherwise described  in  Schedule  HH,  there are no  outstanding  options,  warrants,  calls, commitments or agreements of any character to which AHI  or its shareholders are a party or by which AHI  or its shareholders  are bound, or are a party, calling for the issuance of shares  of   capital stock of AHI  or any securities representing the right  to purchase or otherwise receive any such capital stock of AHI .

4.10  Title  to Assets.  Except for  liens  set  forth  in  Schedule  CC,  AHI  is the sole and unconditional owner  of,  with good  and  marketable  title to, all the  assets and patents listed  in  the schedules as owned by them and all other property and assets  are  free  and  clear  of all mortgages, liens,  pledges,  charges  or encumbrances of any nature whatsoever.

4.11  Agreements in Force and Effect.  Except as set  forth  in  Schedules  DD  and EE, all  material  contracts,  agreements,  plans,  promissory notes, mortgages, leases, policies,  licenses, franchises  or  similar instruments to which AHI  is a  party  are  valid  and in full force and effect on the date hereof,  and  AHI  has not breached any material provision of, and is not in default in  any material respect under the terms of, any  such  contract, agreement,  plan,  promissory  note,  mortgage,  lease,   policy, license, franchise or similar instrument which breach or  default would   have  a  material  adverse  effect  upon  the   business,  operations or financial condition of AHI.

4.12  Legal  Proceedings, Etc.  Except  as  set  forth  in Schedule  KK,  there  are  no  civil,  criminal,  administrative,  arbitration  or other such proceedings or investigations  pending or,  to  the  knowledge  of  AHI , threatened,  in  which,  individually or  in  the  aggregate,  an  adverse  determination would materially and adversely affect  the assets,   properties,  business  or  income  of  AHI .  AHI   has  substantially  complied  with,  and  is not  in  default  in  any material  respect  under,  any  laws,  ordinances,  requirements, regulations or orders applicable to its businesses.

4.13  Governmental Regulation.  To the knowledge of AHI  and except as set forth in Schedule KK, AHI  is not in violation of or  in  default with respect to any applicable law or any  applicable rule,  regulation,  order,  writ or decree of any  court  or  any governmental    commission,  board, bureau, agency or instrumentality,  or  delinquent  with  respect  to  any   report  required  to  be filed with any governmental  commission,  board, bureau,  agency  or instrumentality which  violation  or  default could  have  a  material  adverse  effect  upon  the   business,  operations or financial condition of AHI.

4.14  Broker and Finders.  AHI shall be solely responsible for payment to any broker or finder retained by AHI for any brokerage fees, commissions or finders' fees in connection  with the transactions contemplated herein.

4.15  Accuracy of Information.    No representation  or  warranty  by  AHI  contained in this Agreement  and  no  statement contained in any certificate or other instrument delivered or  to be delivered to Kevcorp pursuant hereto or in connection with the transactions contemplated hereby  (including   without limitation  all Schedules and Exhibits hereto) contains or will contain any untrue statement of a material fact or omits or  will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

4.16  Subsidiaries.  Except as listed in Schedule  PP,  AHI  does  not  have  any  other subsidiaries  or  own  capital  stock  representing  ten  percent  (10%)  or  more  of  the  issued  and outstanding stock of any other corporation.

4.17  Consents.  Except as listed in Schedule FF, no consent  or  approval of, or registration, qualification or  filing  with,  any  other governmental authority or other person is required  to be obtained or accomplished by AHI or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

4.18  Improper Payments.  No person acting on behalf of AHI has made any payment or otherwise transmitted anything of  value, directly or indirectly, to (a) any official or any government  or agency   or  political  subdivision thereof  for the purpose of influencing  any decision affecting the business of AHI , or  (b)  any  political party or any candidate for elective political office, nor has any fund or other asset of AHI  been maintained that was not fully and  accurately recorded on the books of account of AHI.

4.19  Copies  of Documents.  AHI  has  made  available  for  inspection  and  copying by KEVCORP and  its  duly  authorized  representatives,  and will continue to do so at all  times,  true  and  correct copies of all documents which it has filed with  any governmental  agencies  which  are  material  to  the  terms  and  conditions contained in this Agreement.  Furthermore, all filings by  AHI  with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or  which  could  have  any  material  adverse  effect  upon  the financial condition or operations of AHI  or adversely affect  the  objectives of this Agreement.

4.20  Investment Intent of Shareholders.  Each  shareholder  of  AHI  represents and warrants to Kevcorp that the shares  of  Kevcorp being acquired pursuant to this Agreement are being  acquired  for his own account and for investment and not with a view to the public  resale  or  distribution  of  such  shares  and   further  acknowledges   that  the  shares  being  issued  have  not been  registered  under  the  Securities  Act  and   are   "restricted securities" as that term is defined in Rule 144 promulgated under  the Securities Act and must be held indefinitely unless they  are subsequently registered under the Securities Act or an  exemption from such registration is available.

ARTICLE 5

CONDUCT AND TRANSACTIONS PRIOR TO THE

EFFECTIVE TIME OF THE ACQUISITION

5.01  Conduct and Transactions of Kevcorp.   During  the period  from the date hereof to the date of  Closing,  Kevcorp shall:

(a)   Conduct its operations in the ordinary course  of  business, including but not limited to, paying all obligations as they  mature, complying with all applicable tax laws, filing  all  tax returns required to be filed and paying all taxes due;

(b)    Maintain its records and books of account  in  a  manner  that fairly and correctly reflects its  income,  expenses, assets and liabilities.

Kevcorp shall  not  during such period,  except  in  the ordinary course of business, without the prior written consent of AHI :

(c)   Except as otherwise contemplated or  required  by this  Agreement,  sell,  dispose  of  or  encumber any of its  properties or assets;

(d)  Except as set forth in paragraph 5.01(c) above, declare or pay any dividends on  shares  of  its capital  stock  or make any other distribution of assets  to  the holders thereof;

(e)  Except as set forth in paragraph 5.01(d) above, issue, reissue or sell, or issue options or rights  to  subscribe  to, or enter into any contract  or  commitment  to issue,  reissue  or  sell, any shares of  its  capital  stock  or  acquire or agree to acquire any shares of its capital stock;

(f)   Except as otherwise contemplated and required  by  this  Agreement, amend its Articles of Incorporation or merge  or consolidate  with  or into any other corporation or sell  all  or  substantially  all  of  its assets or change in  any  manner  the rights of its capital stock or other securities;

(g)    Except  as  contemplated  or  required  by  this Agreement,  pay or incur any obligation or liability, direct or contingent, of more than $1,000 with all liabilities incurred prior to closing to be paid by Kevcorp;

(h)  Incur any indebtedness for borrowed money, assume, guarantee, endorse or  otherwise become responsible for obligations of any other party, or make loans or advances to any other party;

(i)    Make  any  material  change  in  its   insurance coverage;

(j)  Increase in any manner the compensation, direct or indirect,  of any of its officers or executive employees;  except in accordance with existing employment contracts;

(k)  Enter into any agreement or make any commitment to any labor union or organization;

(l)  Make any capital expenditures.

5.02  Conduct and Transactions of AHI .  During  the  period from the date hereof to the date of Closing, AHI  shall:

(a)  Obtain an investment letter from each shareholder of AHI in a form substantially like that attached hereto as Exhibit B.

(b)  Conduct the operations of AHI  in  the  ordinary course of business.

AHI  shall  not  during  such  period,  except  in  the  ordinary course of business, without the prior written consent of  Kevcorp:

(c)   Except as otherwise contemplated or  required  by  this  Agreement,  sell,  dispose  of  or  encumber  any  of   the  properties or assets of AHI;

(d)    Declare or pay any dividends on  shares  of  its capital  stock  or make any other distribution of assets  to  the holders thereof;

(e)  Issue, reissue or sell, or issue options or rights  to  subscribe  to, or enter into any contract  or  commitment  to  issue,  reissue  or  sell, any shares of  its  capital  stock  or acquire or agree to acquire any shares of its capital stock without the express written consent of Kevcorp;

(f)   Except as otherwise contemplated and required  by this  Agreement, amend its Articles of Incorporation or merge  or consolidate  with  or into any other corporation or sell  all  or substantially  all  of  its assets or change in  any  manner  the  rights of its capital stock or other securities;

(g)   Except as otherwise contemplated and required  by this Agreement, pay or incur any obligation or liability,  direct or contingent, of more than $25,000;

(h)  Incur any indebtedness for borrowed money, assume, guarantee, endorse or  otherwise become responsible for obligations of any other party, or make loans or advances to  any other party;

(i)    Make  any  material change in its insurance coverage;

(j)  Increase in any manner the compensation, direct or indirect,  of any of its officers or executive employees;  except in accordance with existing employment contracts;

(k)  Enter into any agreement or make any commitment to any labor union or organization;

(l)  Make any material capital expenditures in excess of $1,000.00.

(m)  Allow any of the foregoing actions to be taken  by  any subsidiary of AHI .

ARTICLE 6

RIGHTS OF INSPECTION

6.01  During the period from the date of this Agreement  to  the date of Closing of the acquisition, Kevcorp and AHI agree  to use their best efforts to give the other party, including  its representatives  and agents, full access to the  premises,  books  and  records  of each of the entities, and to furnish  the  other  with  such  financial and operating data  and  other  information including, but not limited to, copies of all legal documents  and  instruments  referred to on any schedule or exhibit hereto,  with respect  to the business and properties of Kevcorp or AHI,  as  the  case may be, as the other shall from time to  time  request;  provided, however, if there are any such investigations: (1) they shall  be  conducted  in  such  manner  as  not  to  unreasonably interfere with the operation of the business of the other parties and  (2)  such right of inspection shall not affect  in  any  way whatsoever any of the representations or warranties given by  the respective  parties  hereunder.  In the event of  termination  of  this Agreement, Kevcorp and AHI  will each return to the other all documents, work papers and other materials obtained from the other party in connection with  the  transactions  contemplated  hereby, and will take such other steps necessary to protect  the confidentiality of such material.

ARTICLE 7

CONDITIONS TO CLOSING

7.01  Conditions to Obligations of AHI. The obligation of AHI to perform this Agreement is subject to the satisfaction of the following conditions on or before the Closing unless  waived in writing by AHI .

(a)  Representations and Warranties.  There shall be no  information  disclosed in the schedules delivered  by  Kevcorp which in the opinion of AHI would materially adversely affect the proposed  transaction and intent of the parties as set  forth  in this Agreement.  The representations and warranties of Kevcorp set  forth in Article 3 hereof shall be true and correct  in  all material respects as of the date of this Agreement and as of  the Closing  as  though  made on and as of  the  Closing,  except  as otherwise permitted by this Agreement.

(b)  Performance of Obligations.  Kevcorp shall have in all material respects performed all agreements required to  be performed by it under this Agreement and shall have performed  in all material respects any actions contemplated by this Agreement  prior to or on the Closing and Kevcorp shall have complied  in  all material respects with the course of conduct required by this Agreement.

(c)   Corporate Action.  Kevcorp shall have furnished minutes, certified  copies  of  corporate resolutions and/or other documentary evidence satisfactory to counsel for AHI that Kevcorp has  submitted with this  Agreement and any other documents required hereby  to  such  parties for approval as provided by applicable law.

(d)   Consents.  Execution of this  Agreement  by  the shareholders of AHI  and any consents necessary for or approval of  any  party listed on any Schedule delivered by  Kevcorp whose consent or approval is required pursuant thereto shall have  been obtained.

(e)  Financial  Statements.  AHI  shall  have  been furnished   with  audited  financial statements of Kevcorp including, but not limited to, balance sheets and profit and loss statements  from fiscal year end 2004 and 2005.  Such  financial  statements shall have been prepared in conformity with  generally  accepted  accounting principles on a basis consistent with  those of  prior  periods and fairly present the financial  position  of  Kevcorp as of June 30, 2005.

(f)  Statutory Requirements.  All statutory requirements for the valid consummation by  Kevcorp of  the transactions  contemplated  by  this Agreement  shall  have  been fulfilled.

(g)  Governmental  Approval.   All  authorizations, consents, approvals, permits and orders of all federal and  state governmental  agencies required to be obtained by Kevcorp for consummation  of the transactions contemplated by this  Agreement shall have been obtained.

(h)  Changes in Financial Condition  of  Kevcorp.  There shall not have occurred any material adverse change in  the financial  condition  or  in the operations of  the  business  of Kevcorp, except expenditures in furtherance of this Agreement.

(i)  Absence of Pending Litigation.  Kevcorp is  not engaged  in  or  threatened  with any suit, action, or  legal, administrative  or other proceedings or governmental investigations  pertaining to this Agreement or the consummation of the transactions contemplated hereunder.

(j)  Authorization for Issuance of Stock.   AHI  shall  have  received in form and substance satisfactory to counsel for AHI  a  letter  instructing and  authorizing  the  Registrar  and Transfer  Agent for the shares of common stock of  Kevcorp to issue  stock  certificates representing ownership  of  Kevcorp common  stock  to  AHI  shareholders in accordance  with  the  terms  of  this Agreement  and  a letter from said Registrar and  Transfer  Agent  acknowledging receipt of the letter of instruction and stating to  the  effect that the Registrar and Transfer Agent holds  adequate supplies  of  stock  certificates necessary to  comply  with  the  letter  of  instruction  and the terms  and  conditions  of  this  Agreement.

7.02  Conditions to Obligations of Kevcorp.  The obligation of Kevcorp to perform this Agreement is subject  to  the  satisfaction  of the following conditions on or  before  the Closing unless waived in writing by Kevcorp.

(a)  Representations and Warranties.  There shall be no  information disclosed in the schedules delivered by AHI, which in the opinion of Kevcorp, would materially adversely affect  the proposed  transaction and intent of the parties as set  forth  in this  Agreement.  The representations and warranties of  AHI set forth  in  Article 4 hereof shall be true  and  correct  in  all material respects as of the date of this Agreement and as of  the Closing  as  though  made on and as of  the  Closing, except as otherwise permitted by this Agreement.

(b)  Performance of Obligations.  AHI  shall have in all material  respects  performed  all  agreements  required  to be  performed by it under this Agreement and shall have performed  in all material respects any actions contemplated by this  Agreement  prior  to  or on the Closing and AHI  shall have complied in all  respects with the course of conduct required by this Agreement.

(c)   Corporate Action.  AHI  shall have furnished minutes, certified  copies  of corporate   resolutions   and/or   other   documentary evidence  satisfactory  to  Counsel for Kevcorp that AHI  has  submitted with this  Agreement and any other documents required hereby  to  such  parties for approval as provided by applicable law.

(d)  Consents.  Any consents necessary for or  approval of  any  party  listed on any Schedule delivered  by  AHI,  whose consent or approval is required pursuant thereto, shall have been obtained.

(e)  Financial Statements.  Kevcorp shall have been provided audited financial statements of AHI including, but not limited to, balance sheets and profit and loss statements from the fiscal years end 2004 and 2005, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of AHI at the dates thereof.

(f)   Statutory Requirements. All statutory requirements for  the  valid  consummation  by AHI of the transactions  contemplated  by  this Agreement  shall  have  been fulfilled.

(g)    Governmental  Approval.    All authorizations, consents, approvals, permits and orders of all federal and  state  governmental  agencies  required  to  be  obtained  by  AHI   for consummation  of the transactions contemplated by this  Agreement shall have been obtained.

(h)   Employment Agreements.  Existing AHI  employment agreements will have been delivered to counsel for Kevcorp.

(i)    Changes  in Financial  Condition  of AHI .  There shall not have occurred any material adverse change in  the financial  condition  or  in the operations of  the  business  of AHI, except expenditures in furtherance of this Agreement.

(j)  Absence of Pending Litigation.  AHI  is  not engaged  in  or  threatened  with any  suit,  action,  or  legal, administrative or other proceedings or governmental  investigations  pertaining to this Agreement or the  consummation of the transactions contemplated hereunder.

(k)    Shareholder Approval.   The AHI shareholders shall have approved the Agreement and Plan of Reorganization.

ARTICLE 8

MATTERS SUBSEQUENT TO CLOSING

8.01  Covenant of Further Assurance.  The parties  covenant and agree that they shall, from time to time, execute and deliver or cause  to  be  executed  and  delivered  all  such   further instruments  of conveyance, transfer, assignments,  receipts  and other  instruments,  and  shall take or cause to  be  taken  such further  or other actions as the other party or parties  to  this Agreement may reasonably deem necessary in order to carry out the purposes and intent of this Agreement.

8.02  Review of Securities and Exchange Commission Filings.  The parties covenant and agree that Kevcorp, Inc. shall provide copies of all documents to be filed with the Securities and Exchange Commission to the former officers and directors of Kevcorp, Inc. for review prior to any actual filing with the Securities and Exchange Commission.

8.03  No Further Reverse Split.  Other than the reverse split of no more than 10 to 1 of the issued and outstanding shares of Kevcorp, Inc. identified in Article 2, the parties agree that for a period of 18 months following the closing of this Agreement, no additional reverse splits of the issued and outstanding stock may occur.

ARTICLE 9

NATURE AND SURVIVAL OF REPRESENTATIONS

9.01  All statements contained in any written  certificate,  schedule,  exhibit  or  other  written  instrument  delivered  by Kevcorp or  AHI  pursuant hereto,  or  otherwise  adopted  by Kevcorp,  by  its written approval, or by AHI  by  its  written approval,  or  in connection with the  transactions  contemplated hereby,  shall  be  deemed  representations  and  warranties   by Kevcorp  or  AHI  as the case may be.  All  representations, warranties and agreements made by either party shall survive  for the period of the applicable statute of limitations and until the discovery of any claim, loss, liability or other matter based  on fraud, if longer.

ARTICLE 10

TERMINATION OF AGREEMENT AND ABANDONMENT OF REORGANIZATION

10.01 Termination.  Anything herein to the contrary notwithstanding, this Agreement and any agreement  executed  as required hereunder and the acquisition contemplated hereby may be terminated at any time before the Closing as follows:

(a)    By  mutual  written consent  of  the  Boards  of Directors of Kevcorp and AHI .

(b)  By the Board of Directors of Kevcorp if any  of  the  conditions  set forth in Section 7.02 shall  not  have  been satisfied by the Closing Date.

(c)    By the Board of Directors of AHI  if any  of  the conditions  set  forth  in  Section  7.01  shall  not  have  been satisfied by the Closing Date.

10.02  Termination of Obligations and Waiver of  Conditions; Payment  of Expenses.  In the event  this  Agreement  and  the  acquisition are terminated and abandoned  pursuant to this Article 10  hereof, this Agreement shall become void and of no force  and  effect and there shall be no liability on the part of any of  the parties   hereto,  or  their  respective   directors,   officers, shareholders  or controlling persons to each other.   Each  party hereto   will  pay  all  costs  and  expenses  incident  to   its negotiation  and  preparation of this Agreement and  any  of  the  documents   evidencing  the  transactions  contemplated   hereby, including fees, expenses and disbursements of counsel.

ARTICLE 11

EXCHANGE OF SHARES; FRACTIONAL SHARES

11.01  Exchange of Shares.  At the Closing, Kevcorp shall issue a letter to the transfer agent of Kevcorp with a copy of the  resolution  of the Board of Directors of Kevcorp authorizing  and directing the issuance of Kevcorp shares  as set forth on Exhibit A to this Agreement.

11.02  Restrictions on Shares Issued to AHI .  Due to  the fact that AHI will receive shares of Kevcorp common stock  in connection  with the acquisition which have not  been  registered  under the 1933 Act by virtue of the exemption provided in Section  4(2)  of  such Act, those shares of Kevcorp will  contain  the following legend:

The  shares represented by  this  certificate  have not been registered under the Securities Act  of 1933.  The shares have been  acquired  for investment and may not be sold or offered for  sale  in  the absence  of  an  effective  Registration  Statement for the shares  under the  Securities Act of 1933 or an opinion  of counsel   to   the  Corporation   that   such registration is not required.

ARTICLE 12

MISCELLANEOUS

12.01  Construction.  This Agreement shall be construed  and  enforced  in  accordance with  the laws of  the  State of Nevada excluding the conflicts of laws.

12.02  Notices.  All notices necessary or appropriate  under  this  Agreement shall be effective when personally delivered or deposited  in the United States mail, postage prepaid,  certified or  registered,  return receipt requested, and addressed  to  the  parties  last  known  address which addresses  are  currently  as follows:

If to "Kevcorp

If to "AHI "

Mr. Kevin Kirch, President

Mr. John DeNobile, President

Kevcorp Services, Inc.

American Hyperbaric, Inc.

11247 Alta Peak Rd.

32 Elm Place

South Jordan, UT  84095

Rye, NY  10580

With copies to:

With copies to:

Cletha A. Walstrand, Esq.

Joseph I. Emas, Esq.

1328 East 600 North

1224 Washington Ave.

Bountiful, UT  84010

Miami Beach, FL  33139

12.03  Amendment and Waiver.  The parties hereby  may,  by  mutual  agreement  in writing signed by each  party,  amend  this Agreement  in  any  respect.   Any  term  or  provision  of  this Agreement may be waived in writing signed by an authorized officer at any time by the party which is  entitled  to the benefits thereof, such  waiver  right  shall include, but not be limited to, the right of either party to:

(a)  Extend the time for the performance of any of  the obligations of the other;

(b) Waive any inaccuracies in representations by the other contained in this Agreement or in any  document  delivered pursuant hereto;

(c)  Waive compliance by the other with  any  of  the covenants  contained  in this Agreement, and performance  of  any obligations by the other; and

(d)  Waive the fulfillment of any condition  that  is precedent  to the performance by the party so waiving of  any of its obligations under this Agreement.

  Any writing on the part of a  party  relating  to such amendment,  extension  or  waiver  as  provided  in this Section 12.03 shall be valid if  authorized  or ratified by the Board of Directors of such party.

12.04  Remedies not Exclusive.  No remedy conferred by  any of  the specific provisions of this Agreement is intended  to  be exclusive of any other remedy, and each and every remedy shall be cumulative  and shall be in addition to every other remedy  given hereunder or now or hereafter existing at law or in equity or  by statute  or otherwise.  The election of any one or more  remedies by Kevcorp or AHI  shall not constitute a waiver of the  right to pursue other available remedies.

12.05  Counterparts.  This Agreement may be executed in  one or more counterparts, each of which shall be deemed an  original, but all  of  which together shall constitute one and the same instrument.

12.06  Benefit.  This Agreement shall be binding upon,  and inure to the benefit of, the respective successors and assigns of  Kevcorp and AHI  and its shareholders.

12.07  Entire Agreement.  This Agreement and the Schedules and Exhibits attached hereto, represent the entire agreement  of  the   undersigned  regarding  the  subject  matter  hereof,   and supersedes all prior written or oral understandings or agreements  between the parties.

12.08  Captions and Section Headings.  Captions and section headings used  herein  are for convenience only  and  shall  not control or affect the meaning or construction of any provision of this Agreement.

Executed as of the date first written above.

Kevcorp Services, Inc.

American Hyperbaric, Inc.

/s/ Cletha A. Walstrand POA for

/s/ John DeNobile

By: __________________________

By: _________________________

Kevin Kirch, President

John DeNobile, President

The undersigned hereby approves the Agreement and Plan of Reorganization with Kevcorp Services, Inc.  The undersigned hereby represents and warrants that the undersigned has read the Agreement and Plan of Reorganization with Kevcorp Services, Inc. and understands its terms and conditions.

Shareholders of American Hyperbaric, Inc.

______________________________________

Date:_________________

John DeNobile

_______________________________________

Date:__________________

_______________________________________

Date:___________________

_______________________________________

Date:__________________

_______________________________________

Date:___________________

_______________________________________

Date:__________________

_______________________________________

Date:___________________

EXHIBIT A

  Name of

Number of

Shareholder

    Shares

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

ISSUER:

Kevcorp Services, Inc.

SECURITY:

Common Stock, par value $.001

QUANTITY:

______________________ Shares

In connection with the purchase of the above-listed Securities of the Company, I, the purchaser represent to the Company the following:

(1)

Investment.  I am aware of the Company's business affairs and financial condition.  I am purchasing the Securities for investment for my own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933 (as Amended).  These securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of the investment intent as expressed herein.  In this connection I understand that, in view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities or for the period of one year or any other fixed period in the future.

(2)

Restrictions on Transfer Under Securities Act.  I further acknowledge and understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.  Moreover, I understand that the Company is under no obligation to register the Securities.  In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

(3)

Sales Under Rule 144.  I am aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which in substance permits limited public resale of securities acquired in a non- public offering subject to the satisfaction of certain conditions, including:  (i) the availability of certain current public information about the Company, (ii) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a " market maker," and (iv) the amount of securities sold during any three-month period not exceeding specified limitations (generally 1% of the total shares outstanding).

(4)

Limitations on Rule 144.  I further acknowledge and understand that the Company is not now, and at any time I wish to sell the Securities may not be, satisfying the public information requirement of Rule 144, and, in such case, I would be precluded from selling the Securities under Rule 144 even if the minimum holding period had been satisfied.

(5)

Sales Not Under Rule 144.  I further acknowledge that, if all the requirements of Rule 144 are not met, then Regulation A, or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion (i) that persons proposing to sell private placement securities other than in a registered offering or exemption from registration is available for such offers or sales, and (ii) that such persons and the brokers who participate in the transactions do so their own risk.

(6)

Stop Transfer Instructions.  I further understand that stop transfer instructions will be in effect with respect to the transfer of the Securities consistent with the above.

(7)

Additional Representations and Warranties.  In addition, I represent and warrant:

(i)

That I have had the opportunity to ask questions of,  and receive answers from, the Company ( or any person acting on its behalf) concerning the Company and my proposed investment in the Securities;

(ii)

That I have concluded that I have sufficient information upon which to base my decision to acquire the Securities;

(iii)

That I have made my own determination of the value of the Securities and have not relied upon any statements, representations or warranties of the Company regarding the value of the Securities or the business prospects of the Company;

(iv)

That I understand that in acquiring the Securities, I am making a highly speculative investment with the knowledge that the Company is in the initial stages of development;

(v)

That I am capable of bearing the economic risk and burdens of the investment, the possibility of complete loss of all of the investment, and the possible inability to readily liquidate the investment due to the lack of public market; and

(vi)

That I understand that, in selling and transferring the Securities, the Company had relied upon an exemption from the registration requirements of the Securities Act and that, in an attempt to effect compliance with all the conditions of such exemption, the Company is relying in good faith upon all of my foregoing representations and warranties.

SIGNATURE OF PURCHASER

Date:_______________

_______________________________

Address: